Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
OCTOBER, 2000



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.8674%



        Excess Protection Level
          3 Month Average  5.84%
          October, 2000  6.28%
          September, 2000  5.74%
          August, 2000  5.50%


        Cash Yield                                  19.69%


        Investor Charge Offs                        4.51%


        Base Rate                                   8.90%


        Over 30 Day Delinquency                     5.23%


        Seller's Interest                           10.66%


        Total Payment Rate                          14.07%


        Total Principal Balance                     $ 56,359,968,018.99


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 6,009,277,457.50